UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Simon Property Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials Meeting Information SIMON PROPERTY GROUP, INC. SIMON PROPERTY GROUP INC. SIMON PROPERTY GROUP, INC. 225 W. WASHINGTON ST. INDIANAPOLIS, IN 46204 Meeting Type: Annual For holders as of: 3/9/09 Date: 5/8/2009 Time: 10:00 a.m. ET Location: Simon Executive Offices 225 W. Washington St. Indianapolis, IN 46204 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

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Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: l) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 4/24/09. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. R1SPG2

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

“FOR” PROPOSALS 1(a), 1(b), 1(c), 1(d), 3 AND 4

AND “FOR ALL” NOMINEES LISTED BELOW.

2.	To elect a total of up to eight independent directors, including the Additional Nominees.

	Nominees:	Additional Nominees:

	01) Melvyn E. Bergstein	06) Pieter S. van den Berg
	02) Linda Walker Bynoe	07) Allan Hubbard
	03) Karen N. Horn, Ph.D.	08) Daniel C. Smith
	04) Reuben S. Leibowitz 05) J. Albert Smith, Jr.	(The Additional Nominees will not be elected to the Board unless Proposal 1(a) is approved by 80% of the votes entitled to be cast.)

1.	To approve three proposals to amend the Charter to:

	1(a)	Provide for the election of up to fifteen directors;
(If this proposal is not approved by 80% of the votes entitled to be cast, the Board will have only 9 Directors, 5 of whom are elected by holders of common stock.)

	1(b)	Delete supermajority voting requirements;

	1(c)	Increase the number of authorized shares; and

	1(d)	Delete or change obsolete or unnecessary provisions.

3.

To authorize management to adjourn, postpone or continue the meeting, if necessary, to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to adopt Proposal 1(a) or Proposal 1(b) listed above.

4.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2009.

5.	To transact such other business as may properly come before the meeting.

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